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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 28, 2006



               CWABS, INC., (as depositor under the Pooling and
                Servicing Agreement, dated as of June 1, 2006, providing for the issuance of the CWABS, INC.,
                  Asset-Backed Certificates, Series 2006-11).

                                  CWABS, INC.
           ---------------------------------------------------------

              (Exact name of registrant as specified in charter)

         Delaware                        333-131591             95-4596514
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(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
      Incorporation)                                        Identification No.)

   4500 Park Granada, Calabasas, California                        91302
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   (Address of Principal Executive Offices)                      (Zip Code)
     Registrant's telephone number, including area code (818) 225-3237
                                                         ---  --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
         Exchange Act (17 CFR 240.14e-4(c))

Item 8.01.    Other Events.
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     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its CWABS Asset-Backed Certificates Trust 2006-11, Asset-Backed Certificates, Series 2006-11 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP, independent registered public accounting firm of Ambac Assurance Corporation ("KPMG"), to being named as "experts" and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 13, 2006; Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and March 31, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2006 (which was filed with the Commission on May 10, 2006), and the Current Reports on Form 8-K filed with the Commission on April 26, 2006, as they relate to Ambac Assurance Corporation, are hereby incorporated by reference into the Company's registration statement and the prospectus supplement relating to the Certificates and shall be deemed to be a part hereof.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

        23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation

                                  Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.




                                                By: /s/ Darren Bigby
                                                    ---------------------
                                                Name:  Darren Bigby
                                                Title:  Vice President


Dated:  June 28, 2006

                                 Exhibit Index
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Exhibit No.           Description
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23.1     Consent of KPMG LLP, Independent Registered Public Accounting Firm of
Ambac Assurance Corporation